Exhibit 99.1

J.P. MORGAN GLOBAL HIGH YIELD & LEVERAGED FINANCE CONFERENCE

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 31,400 staff in the United States. SCALE AND EXPERTISE Leading provider of post-acute services with operations in 41 states and D.C. Select Medical Overview Note: (1) See Slide 32 for non-GAAP reconciliation Founded in 1996 $3.1 Billion Net Revenue 2014 $364 Million Adjusted EBITDA 2014(1) 11.9% Adjusted EBITDA Margins

10 2 7 1 3 6 1 14 3 2 3 17 2 1 1 4 25 2 3 3 15 2 20 10 10 91 6 1 2 2 3 19 66 4 3 13 1 11 5 44 31 18 3 16 11 1 58 9 51 1 125 146 1 9 2 44 4 1 3 153 25 1 1 21 2 2 1 21 33 1 43 3 2 4 2 5 5 12 15 2 6 1 24 17 1 1 2 5 3 1 98 53 9 1 Select Medical’s National Footprint 113 Long-Term Acute Care Hospitals (LTACH) (28 States) 16 Inpatient Rehabilitation Hospitals (8 States) 1,023 Outpatient Rehabilitation Clinics (31 States and D.C.) 409 Contract Therapy Locations (27 States and D.C.) As of 12/31/14 12 1

Strategy Be the “preferred” provider of post acute care services in our markets Structured relationships to align with patients Partner with academic/major medical institutions Hospital in hospital model in LTACH Experts in our fields – LTACH, Inpatient Rehab and Outpatient Rehab Best in class High quality clinical services Outpatient critical mass

2014 Financial Highlights 2014 FINANCIAL HIGHLIGHTS PRICING/ADMENDMENT TERM LOANS MARCH 2014 $110.0M SR. NOTE ADD-ON @ 101.5 MARCH 2014 SHARE PURCHASES DIVIDEND PAYMENTS 10M shares @ $10.95/share on March 13, 2014 ~1.3M shares @$14.00/share on May 21, 2014 $.10/share on March 10, 2014 $.10/share on May 28, 2014 $.10/share on August 29, 2014 $.10/share on December 1, 2014

2014 Development Highlights Rehabilitation Joint Ventures: LTACHs: 6 Start Ups 1 New Joint Venture Atlanta, GA 56 bed IRF 23 outpatient clinics Harrisburg, PA 55 bed IRF 21 outpatient clinics Cleveland, OH Two 60 bed IRFs (opening late 2015 & 2016) Cincinnati, OH 60 bed IRF (opening 2016) Atlanta, GA 3 LTACHs 88 beds

Long Term Acute Care Specialty Hospitals

Select Medical LTAC Hospitals 113 Long-Term Acute Care Hospitals (LTACH) (28 States) As of 12/31/14 3 3 2 1 1 2 3 2 10 2 3 3 11 5 16 9 1 1 1 3 2 5 2 6 1 5 1 9

LTACH Overview Major provider of LTACH services in U.S. 113 hospitals 83 hospital-in-hospital (3,116 beds); average size 38 beds 29 freestanding (1,601 beds); average size 55 beds 1 managed hospital Ownership of freestanding LTACHs 17 owned 12 leased

LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 LTACH Rates for patients with; 3 day prior short term acute hospital ICU/CCU stay or Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate which is lesser of; IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or 100% cost Site Neutral payments phased in over 3 years

Patient Criteria Phase-In HOSPITALS MOVING TO CRITERIA >>> 2015 2016 17 HOSPITALS 756 BEDS 40 HOSPITALS 1,438 BEDS 19 HOSPITALS 823 BEDS 36 HOSPITALS 1,700 BEDS Q4 ‘15 Q1 ‘16 Q2 ‘16 Q3 ‘16

Select Impact Positives: Degree of segment certainty with phase-in 25% Rule extension – through cost reporting periods on or after October 1, 2016 Select high CMI HiH Strategy Neutral: Moratorium – on new hospitals and beds (with exceptions) through September 30, 2017 Negatives: Potential loss of volume Reduced rates for site neutral patients

Inpatient Rehabilitation Hospitals Inpatient Rehabilitation Specialty Hospitals

Inpatient Rehabilitation Hospitals Acquired Kessler Institute in September 2003 The Kessler Rehabilitation network: Three freestanding inpatient rehab hospitals (336 total beds) 88 outpatient rehab clinics Largest licensed rehab hospital in U.S. U.S. News & World Report has recognized Kessler Institute as one of the nation’s best in rehabilitation for the past 20 years. Ranked #2 in the last eight out of nine years One of only eight rehab hospitals in the U.S. to receive dual federal designations as a Model System (brain and spinal cord injury)

Operational Joint Ventures Consolidated Joint Ventures: Non-Consolidating Joint Ventures: Dallas, TX 4 IRFs (220 beds) 2 managed units (33 beds) 48 outpatient clinics Scottsdale, AZ 50 bed IRF Columbus, OH 44 bed IRF Atlanta, GA 56 bed IRF 23 outpatient clinics Columbus, OH 44 bed IRF Scottsdale, AZ 50 bed IRF

JVs Under Construction Cleveland, OH Two 60 bed IRFs (opening late 2015 & 2016) Los Angeles, CA 138 bed IRF (opening late 2015) Cincinnati, OH 60 bed IRF (opening 2016)

Growing Rehabilitation Network Partner in joint ventures with premier acute care hospitals and systems to build post acute networks 18

Poised for Growth LTACH REHAB 2014 2015 2016 2 new LTACHs 1 new LTACH 3 new LTACHs 1 new LTACH 1 new LTACH Begin phase-in of LTACH patient criteria

Outpatient Rehab Clinics Outpatient Rehabilitation

Outpatient Rehabilitation - Industry 1,023 Outpatient Rehabilitation Clinics (31 States and D.C.) Source: Company public filings and websites as of December 31, 2014 Select (1,023) PhysioTherapy Associates (575) USPH (489) ATI (356) 10 7 6 14 2 17 25 15 20 91 1 66 13 44 18 58 9 44 153 1 21 2 21 33 43 12 15 24 3 98 12 125

Payor Mix Outpatient Rehab Clinics 42% 13% 23% 22% YEAR 2010 2011 2012 2013 2014 VISITS (000’s) REVENUE PER VISIT $101 4,567 $103 4,470 $103 4,569 $104 4,781 $103 4,971

Continued growth in workers’ comp business by illustrating historical ROI benefits of working with Select Payors/Employers Expand hand therapy services to more clinics Expand concussion management program Continued development of start-up clinics 2014 Outpatient Initiatives

Financial Overview

Financial Metric Trends Net Revenue Adjusted EBITDA CAGR 6.4% CAGR 4.3% Adjusted EPS CAGR 17.4% $2,390 $2,805 $2,949 $2,976 $3,065 2010 2011 2012 2013 2014 $307 $386 $406 $373 $364 2010 2011 2012 2013 2014 2010 2011 2012 2013 2014 ($ in millions) ($ in millions)

($ in millions) Annual Capital Expenditures Accelerated development spending expected 2014-2015 $52 $46 $68 $74 $95

($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment See Slide 32 for non-GAAP reconciliation Free Cash Flow Focus on Free Cash Flow Generation

Debt Maturities ($ in millions) $8 $287 $5 $540 $710

Use of Capital - Opportunistic USE OF CAPITAL (OPPORTUNISTIC) STOCK BUYBACK DEBT REPAYMENT Acquisition payments $175M since 2010 $.10/share on December 1, 2014 DIVIDENDS ACQUISITIONS Investments in businesses $70M since 2011 Special dividend $1.50/share @ 12/2012 Dividend payments totaling $.30/share in 2013 Dividend payments totaling $.40/share in 2014 - $129.5M in 2011-13 (avg. price $7.75) - $127.5M in 2014 (10M, 1.3M share blocks) - Net leverage of 4.2x @ 12/31/14

Net Revenue $3,100M - $3,200M Adjusted EBITDA $370M - $385M Adjusted EPS $0.84 - $0.90 2015 Financial Guidance

Appendix: Additional Materials

Non-GAAP Reconciliation ($ in millions) 2010 2011 2012 2013 2014 Net Income $82 $113 $154 $123 $128 (+) Income tax 42 71 90 75 76 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries 1 (3) (8) (2) (7) (+/-) Other expense / (income) (1) - - - - (+) Interest expense, net 112 99 95 87 86 (-/+) (Gain) / Loss on debt retirement - 31 6 19 2 (+) Depreciation and Amortization 69 71 63 64 68 (+) Stock Based Compensation 2 4 6 7 11 Adjusted EBITDA $307 $386 $406 $373 $364 Net Cash Provided by Operating Activities $145 $217 $299 $193 $170 (-) Purchase of Property and Equipment 52 46 68 74 95 Free Cash Flow $93 $171 $231 $119 $75

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